Exhibit 10.1

THIRTEENTH AMENDMENT TO UNCOMMITTED MASTER REPURCHASE AND SECURITIES CONTRACT AGREEMENT

THIS THIRTEENTH AMENDMENT TO UNCOMMITTED MASTER REPURCHASE AND SECURITIES CONTRACT AGREEMENT (this “Amendment”), dated as of January 28, 2025 and effective as of January 24, 2025, is by and between GOLDMAN SACHS BANK USA, a New York state-chartered bank, as buyer (“Buyer”) and FS CREIT FINANCE GS-1 LLC, a Delaware limited liability company, as seller (“Seller”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Master Repurchase Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, Seller and Buyer have entered into that certain Uncommitted Master Repurchase and Securities Contract Agreement, dated as of January 26, 2018, as amended by that certain First Amendment to Uncommitted Master Repurchase and Securities Contract Agreement, dated as of June 6, 2018, as amended by that certain Second Amendment to Uncommitted Master Repurchase and Securities Contract Agreement, dated as of February 20, 2019, as amended by that certain Third Amendment to Uncommitted Master Repurchase and Securities Contract Agreement and First Amendment to Guarantee Agreement, dated as of December 19, 2019, as amended by that certain Fourth Amendment to Uncommitted Master Repurchase and Securities Contract Agreement and First Amendment to Fee Letter, dated as of February 18, 2020, as amended by that certain Fifth Amendment to Uncommitted Master Repurchase and Securities Contract Agreement, dated as of December 11, 2020, as amended by that certain Sixth Amendment to Uncommitted Master Repurchase and Securities Contract Agreement, dated as of January 21, 2021, as amended by that certain Seventh Amendment to Uncommitted Master Repurchase and Securities Contract Agreement, dated as of April 23, 2021, as amended by that certain Eighth Amendment to Uncommitted Master Repurchase and Securities Contract Agreement, dated as of December 17, 2021, as amended by that certain Ninth Amendment to Uncommitted Master Repurchase and Securities Contract Agreement, dated as of January 26, 2022, as amended by that certain Tenth Amendment to Uncommitted Master Repurchase and Securities Contract Agreement, dated as of November 30, 2022, as amended by that certain Eleventh Amendment to Uncommitted Master Repurchase and Securities Contract Agreement, dated as of January 26, 2023, as amended by that certain Twelfth Amendment to Uncommitted Master Repurchase and Securities Contact Agreement, dated as of March 17, 2023 (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Master Repurchase Agreement”); and

WHEREAS, Seller and Buyer wish to exercise the Renewal Option to extend the current Availability Period Expiration Date to January 26, 2026.

NOW, THEREFORE, for good and valuable consideration, the parties hereto agree as follows:

1.            Amendments to Master Repurchase Agreement. The Master Repurchase Agreement is hereby amended as follows:

(a)            The definition of Availability Period Expiration Date in Article 2 of the Master Repurchase Agreement is hereby deleted in its entirety and replaced with the following:

(i)	““Availability Period Expiration Date” shall mean January 26, 2026.”

2.            Availability Period Renewal Conditions. Buyer and Seller hereby agree that, in connection with Seller’s exercise of the Renewal Option, the Availability Period Renewal Conditions set forth in Article 3(i)(ii) of the Master Repurchase Agreement have either been satisfied or waived by Buyer; provided, however, that if the parties do not enter into a subsequent amendment of the Master Repurchase Agreement and the Transaction Documents (which amendments shall, among other things, modify the fees which are payable pursuant to the Fee Letter) in form and substance satisfactory to Buyer by a date that is no later than March 31, 2025, then the Renewal Period Fee shall become due and payable on such date in accordance with the terms of the Fee Letter. Notwithstanding anything to the contrary in the Master Repurchase Agreement, Seller has no remaining options to extend the Availability Period Expiration Date.

3.	Effectiveness. The effectiveness of this Amendment is subject to receipt by Buyer of the following:

(a)           Amendment. This Amendment, duly executed and delivered by Seller and Buyer, and acknowledged by Guarantor.

(b)          Fees. Payment by Seller of the actual costs and expenses, including, without limitation, the reasonable fees and expenses of counsel to Buyer, incurred by Buyer in connection with this Amendment and the transactions contemplated hereby.

4.	Seller Representations. Seller hereby represents and warrants that:

(a)          no Potential Event of Default, Event of Default or Margin Deficit has occurred and is continuing, and no Potential Event of Default, Event of Default or Margin Deficit will occur as a result of the execution, delivery and performance by Seller of this Amendment; and

(b)          the representations and warranties made by Seller, Pledgor and Guarantor in the Transaction Documents are true, correct and accurate in all respects (except such representations which by their terms speak as of a specified date and subject to any exceptions disclosed to Buyer in a Requested Exceptions Report prior to such date and approved by Buyer);

(c)          no amendments have been made to the organizational documents of Seller, Pledgor or Guarantor since January 26, 2018, other than those certain Articles of Amendment filed with the State of Maryland Department of Assessments and Taxation with respect to Guarantor on August 15, 2018, July 10, 2019, and April 26, 2022, as provided to Buyer; and

(d)          the person signing this Amendment on behalf of each of Seller and Guarantor is duly authorized to do so on its behalf.

5.            Defined Terms. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Master Repurchase Agreement.

6.            Continuing Effect; Reaffirmation of Guarantee Agreement. As amended by this Amendment, all terms, covenants and provisions of the Master Repurchase Agreement are ratified and confirmed and shall remain in full force and effect. In addition, any and all guaranties and indemnities for the benefit of Buyer (including, without limitation, the Guarantee Agreement) and agreements subordinating rights and liens to the rights and liens of Buyer, are hereby ratified and confirmed and shall not be released, diminished, impaired, reduced or adversely affected by this Amendment, and each party indemnifying Buyer, and each party subordinating any right or lien to the rights and liens of Buyer, hereby consents, acknowledges and agrees to the modifications set forth in this Amendment and waives any common law, equitable, statutory or other rights which such party might otherwise have as a result of or in connection with this Amendment.

7.            Binding Effect; No Partnership; Counterparts. The provisions of the Master Repurchase Agreement, as amended hereby, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between any of the parties hereto. For the purpose of facilitating the execution of this Amendment as herein provided, this Amendment may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, and such counterparts when taken together shall constitute but one and the same instrument. This Amendment may be delivered by facsimile transmission, by electronic mail, or by other electronic transmission, in portable document format (.pdf) or otherwise, and each such executed facsimile, .pdf, or other electronic record shall be considered an original executed counterpart for purposes of this Amendment. Each party to this Amendment (a) agrees that it will be bound by its own Electronic Signature, (b) accepts the Electronic Signature of each other party to this Amendment and any Transaction Document, and (c) agrees that such Electronic Signatures shall be the legal equivalent of manual signatures. The words “execution,” “executed”, “signed,” “signature,” and words of like import in this paragraph shall, for the avoidance of doubt, be deemed to include Electronic Signatures and the use and keeping of records in electronic form, each of which shall have the same legal effect, validity and enforceability as manually executed signatures and the use of paper records and paper- based recordkeeping systems, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, state laws based on the Uniform Electronic Transactions Act, or any other state law.

8.            Further Agreements. Seller agrees to execute and deliver such additional documents, instruments or agreements as may be reasonably requested by Buyer and as may be necessary or appropriate from time to time to effectuate the purposes of this Amendment.

9.            Governing Law. The provisions of Articles 20 and 25 of the Master Repurchase Agreement are incorporated herein by reference.

10.          Headings. The headings of the sections and subsections of this Amendment are for convenience of reference only and shall not be considered a part hereof nor shall they be deemed to limit or otherwise affect any of the terms or provisions hereof.

11.          References to Transaction Documents. All references to the Master Repurchase Agreement in any Transaction Document, or in any other document executed or delivered in connection therewith shall, from and after the execution and delivery of this Amendment, be deemed a reference to the Master Repurchase Agreement, as amended hereby, unless the context expressly requires otherwise.

12.          No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Buyer under the Master Repurchase Agreement or any other Transaction Document, nor constitute a waiver of any provision of the Master Repurchase Agreement or any other Transaction Document by any of the parties hereto.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the day first written above.

BUYER:

GOLDMAN SACHS BANK USA, a New York state- chartered bank

By:	/s/ Alex Spitzer
	Name:	Alex Spitzer
	Title:	Authorized Person

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

[Signature Page to Thirteenth Amendment to Uncommitted Master Repurchase and Securities Contract Agreement]

SELLER:

FS CREIT FINANCE GS-1 LLC, a Delaware limited liability company

By:	/s/ Edward T. Gallivan, Jr.
	Name:	Edward T. Gallivan, Jr.
	Title:	Chief Financial Officer

[Signature Page to Thirteenth Amendment to Uncommitted Master Repurchase and Securities Contract Agreement]

The undersigned hereby acknowledges the execution of the Amendment and agrees that the Guarantee Agreement and agreements therein subordinating rights and liens to the rights and liens of Buyer, are hereby ratified and confirmed and shall not be released, diminished, impaired, reduced or adversely affected by this Amendment, and each party indemnifying Buyer therein, and each party subordinating any right or lien to the rights and liens of Buyer, therein, hereby acknowledges the modifications set forth in this Amendment and waives any common law, equitable, statutory or other rights which such party might otherwise have as a result of or in connection with this Amendment. In addition, the undersigned reaffirms its obligations under the Guarantee Agreement and agrees that its obligations under the Guarantee Agreement shall remain in full force and effect and apply to the additional components referenced in this Amendment.

GUARANTOR:

FS CREDIT REAL ESTATE INCOME TRUST, INC., a Maryland corporation

By:	/s/ Edward T. Gallivan, Jr.
	Name:	Edward T. Gallivan, Jr.
	Title:	Chief Financial Officer

[Signature Page to Thirteenth Amendment to Uncommitted Master Repurchase and Securities Contract Agreement]